Targeting lymphomas using non-engineered, multi-antigen specific T cells

George Carrum, **Premal Lulla**, Ifigeneia Tzannou, Ayumi Watanabe, Manik Kuvalekar, Munu Bilgi, Tao Wang, Rammurti Kamble, Carlos A. Ramos, Rayne Rouce, Bambi J. Grilley, Adrian P. Gee, Malcolm K. Brenner, Helen E. Heslop, Juan F. Vera and Ann M. Leen

Center for Cell and Gene Therapy, Baylor College of Medicine, Houston Methodist Hospital, and Texas Children's Hospital, Houston, Texas, USA

Introduction

Immunotherapy is emerging as a potent therapy for a range of hematologic malignancies including lymphomas. Indeed adoptive transfer of T cells genetically engineered to express the CD19 chimeric antigen receptor (CAR) has now received FDA approval for the treatment of patients with refractory diffuse large B cell lymphomas (DLBCL). We have developed a non-engineered T cell-based therapy to treat patients with all types of lymphomas: Hodgkin's (HL) and non-Hodgkin's lymphoma (NHL). The approach uses single T cell lines that simultaneously target a range of tumor-associated antigens (TAAs) that are frequently expressed by these tumors, including PRAME, SSX2, MAGEA4, NY-ESO-1 and Survivin (**Table 1**). The use of whole antigen should remove the HLA restriction imposed by the use of transgenic TCRs specific for single peptides, while targeting multiple antigens simultaneously would reduce the risk of tumor immune evasion.


T lymphocytes
Blood draw
Antigen Specificity
Lymphoma patient
Adoptive T cell transfer
Infusion
Cell expansion
TAA-specific T cells

Figure 1

Table 1: Expression of TAAs on lymphoma cells

Antigen	Expression in lympomas
PRAME	28-33%
SSX2	22-58%
MAGEA4	11-28%
NYESO1	12-37%
Survivin	18-88%

Characteristics of mTAA-T cells

We have generated 42 clinical-grade multiTAA-specific T cell lines **(Figure 2)**, comprising CD3+ T cells (mean 98±1.1%) with a mixture of CD4+ (mean 48±4.3%) and CD8+ (mean 37±4%) T cells, which expressed central and effector memory markers (CD45RO+/CD62L+/CCR7+ -- mean 14±3%; CD45RO+/CD62L+/CCR7- -- 10±2.2%; CD45RO+/CD62L-/CCR7- -- 28.3±3.6%) (n=42, **Figure 3**). The expanded lines recognized the targeted antigens PRAME, SSX2, MAGEA4, NY-ESO-1 and Survivin (range 0-463, 0-496, 0-330, 0-379 and 0-304 spot forming units (SFU)/$2x10^5$ input cells, respectively in IFNγ ELIspot, n=34). None of the lines reacted against non-malignant autologous recipient cells (3±3.8% specific lysis; E:T 20:1 **Figure 5**).


Activating Cytokines
Expansion

Figure 2- Manufacturing process


% Positive cells
100
80
60
40
20
0
CD3
CD4
CD8
NK
DC
TCM
TEM
n=39

Figure 3-Phenotype


SFC/2x10⁵ cells
1000
100
10
1
0.1
PRAME
SSX2
MAGEA4
NYESO1
Survivin
n=42

Figure 4-Specificity in an ELISPOT Assay


% Specific Lysis
20%
10%
0%
E:T of 20:1
n=42

Figure 5 Lack of self-reactivity

We have implemented a phase I/II clinical trial to explore the safety and efficacy of the administration of mTAA-directed T cells to patients with lymphomas who have failed at least one line of prior therapy. The schema for enrollment is shown in **Figure 6**. We have treated 33 patients (Group A: 18, Group B: 15) so far: 13 with HL, 17 with aggressive NHL (diffuse large B-cell, mantle cell, or T cell lymphomas) and 3 with indolent NHLs (FL and marginal zone lymphoma) at doses of 0.5-$2x10^7$ multiTAA-T cells/m^2 in 2 infusions 2 weeks apart **without prior lymphodepletion** chemotherapy.


Group A:
In remission
Antigen escalation (n=4)
Dose escalation (n=14)
Group B:
Active lymphoma (failed prior lines)
Antigen escalation (n=4)
Dose escalation (n=11)

Figure 6: Trial Design

Clinical Outcomes

We first treated patients on the antigen escalation scheme (4 in each arm). None of the infused patients experienced infusion related toxicities, so we then proceeded with the dose escalation phase of the study. Of 18 patients who were infused as adjuvant therapy all but 2 remain in remission (range 3-42 months post-infusion).

Table 2: Clinical outcomes of patients treated on group A (adjuvant)

ID	Age/Sex	Disease	Prior Therapies	Response to T cell therapy (duration)
1*	39/M	HL & DLBCL	ABVD → RICE → ASCT	CCR (>3 years)
2*	78/F	DLBCL	R→RCHOP	In remission (8 mo) →relapse
3*	78/F	DLBCL	R→RCHOP → multiTAA T cells → R-Bendamustine	CCR (>3 years)
4*	21/M	HL	ABVD → Brentuximab → Nav/Gem → ASCT	CCR (>4 years)
5	34/M	HL	ABVD → ICE → ASCT + XRT → Brentuximab	In remission (12 mo) → relapse
6	54/M	DLBCL	RCHOP → R-EPOCH → R-DHAP→ ASCT	In remission (19 mo) → relapse
7	61/M	DLBCL	R-EPOCH → ASCT → XRT	CCR (>2 years)
8	41/F	HL	ABVD + XRT → ICE → ASCT → XRT → Brentuximab → DHAP	CCR (>4 years)
9	62/M	T cell	CHOP + XRT → ASCT	CCR (>3 years)
10	53/M	Mantle	R-HyperCVAD → R-Bendamustine → R-Ibrutinib → ASCT + XRT	CCR (>2 years)
11	39 not 67/M	Mantle	R-Bendamustine-Ara-C → ASCT	CCR (>3 years)
12	65/F	DLBCL	R-EPOCH → ASCT	CCR (>2 years)
13	35/M	HL	ABVD → Brentuximab+Bendamustine → ASCT → XRT	CCR (> 2 years)
14	73/F	DLBCL	R-CHOP → XRT → ESHAP → RIE	CCR (>1 year)
15	50/F	DLBCL	HyperCVAD → ASCT	CCR (9 mo)
16	41/M	DLBCL	ABVD → R-ICE → ASCT	CCR (> 1 year)
17	32/F	T cell ALCL	CHOP → Brentuximab → Crizotinib → CD30 CAR T cells → Crizoinib	CCR (9 mo)
18	25/M	HL	ABVD → Brentuximab → ICE → ASCT	CCR (>1 year)

*Antigen escalation cohort

Fifteen patients have received multiTAA-specific T cells to treat active disease, all of whom had failed a median of 4 lines of prior therapy. Of these, 5 had transient disease stabilization followed by disease progression, 4 have ongoing stable disease, 3-18 months post-multiTAA-specific T cells while the remaining 6 (3 with HL and 3 with DLBCL) have all had complete and durable responses (4 to 41 months), as assessed by PET imaging **(Table 3). None of the treated patients developed cytokine release syndrome, neurotoxicity or any other infusion related adverse events.**

Table 3: Clinical outcomes of patients treated on group B (active)

ID	Age/Sex	Disease	Prior Therapies	Response to multiTAA T cells (duration)
1*	31/F	HL	ABVD → ICE → Cis-Gem→ XRT →ASCT→ EBV T cells→Brentuximab→Yttrium90 → CART-CD30	Stable disease (5 mo) → Off study [Revilimid (5 mo) →PD1]
2*	55/F	HL/NHL	RCHOP + XRT → ICE → ASCT	CR (4 mo) Died of pneumonia
3*	38/M	HL	ABVD → XRT → IGEV → ESHAP → ASCT → GVD → XRT	CR (>2 years ongoing)
4*	44/F	HL	ABVD → ICE → ASCT → Brentuximab	CR (>5 years ongoing)
5	46/M	HL	ABVD → ICE → ASCT + XRT → Brentuximab	CR (>2 years ongoing)
6	46/F	DLBCL	RCHOP → GDC → ASCT	CR (>3 years ongoing)
7	31/F	HL	ABVD → XRT → ICE → Nav/Gem→ ASCT → HDACi →Brentuximab→ Bendamustine → PD1i	Stable disease (5 mo) →PD
8	69/M	NHL	EPOCH → Romidepsin → ASCT	Stable disease (>2 years)
9	54/M	DLBCL	RCHOP → R-ICE→ ASCT	Stable disease (6 mo) → PD → Started PD1i - >2 years; Alive
10	18/F	HL	ABVE-PC →XRT → IVBor → Brentuximab → PD1i	Stable disease (9 mo) → PD
11	48/M	DLBCL	EPOCH-R → R-ICE → ASCT → XRT	CR (>1 year)
12	49/M	HL	ABVD → ICE → ASCT → XRT→ Brentuximab → Nivolumab → Bendamustine	PD (3 mo)
13	54/M	DLBCL	EPOCH-R → ICE-R → XRT → ASCT	SD (9 mo)
14	64/M	DLBCL	R-CHOP→Bendamustine/Rituxan→ RICE→ RIE→ ASCT	PD (9 mo)
15	68/M	DLBCL	RCHOP→GDP→ASCT	Stable disease (4 mo) → CD19-CAR-T

*Antigen escalation cohort

Responding patients


Pre T cells
Post T cells
Targeted antigens
SFC/2x10⁵
SSX2
PRAME
Pre
Post
Non-targeted antigens
AFP
NYESO1

Figure 7: Complete responses in a patient with Hodgkin lymphoma correlates with expansion of infused mTAA-T cells along with antigen spreading

Six of 15 patients entered a durable CR, which correlated the in vivo expansion of mTAA-directed T cells. Shown in Figure 7 is an example of a patient with **Hodgkin lymphoma** with residual mediastinal disease despite undergoing an autologous hematopoietic stem cell transplant (ASCT). Eight weeks post-infusion, this patient enters a CR concomitant with an increase in the circulating frequency of targeted as well as non-targeted tumor antigen-specific T cells (**Figure 7**).


Pre T cells
Month 3 Post T cells
Month 9 Post T cells
Targeted Antigens
Survivin
NYESO1
MAGEA4
SSX2
PRAME
SFC/2x10⁵
PRE
MTH3
MTH9
Non-targeted Antigens
MAGEC1
Pre
Mth3
Mth9

Figure 8: Durable CR in a patient with DLBCL of the mesentery that was refractory to high dose chemo/ASCT correlates with in vivo expansion of mTAA-T cells and antigen spreading

Three of the six CR patients had treatment refractory diffuse large B cell lymphoma. In one of these cases the patient initially developed a "tumor flare", 3 months post-infusion which coincided with increasing levels of TAA-directed T cell in the circulation. Without additional therapies, the patient entered a complete response, 9 months post-infusion at which time-point not only was there a robust increase in target TAA-specific T cells, but also non-targeted MAGEC1-specific T cells indicating antigen spreading.

Conclusions

Thus, infusion of autologous multiTAA-targeted T cells directed to PRAME, SSX2, MAGEA4, NY-ESO-1 and Survivin has been safe and provided durable clinical benefit to patients with lymphomas. Responses in all six patients who entered a CR were durable and associated with an expansion of infused T cells as well as the induction of antigen spreading.

AL, JFV, MKB, HH and CMR are co-founders of Marker Therapeutics that aspires to commercialize the described approach to cell therapy